Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David F. Hofstatter, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CallWave Inc.

Date: February 14, 2006	By:	/s/ David F. Hofstatter
	Name:	David F. Hofstatter
	Title:	Chief Executive Officer